UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2004

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue, Boston, Massachusetts	02118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (617) 482-2700

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure

On April 2, 2004, Teradyne, Inc. issued a press release announcing that Teradyne’s President, Michael A. Bradley, was elected a Director of Teradyne, Inc., effective immediately and that Mr. Bradley was also appointed Chief Executive Officer of Teradyne, Inc., effective May 27, 2004. The press release also stated that George W. Chamillard would continue as Teradyne’s Chairman.

A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

The exhibit listed below and in the accompanying Exhibit Index is filed as a part of this Current Report on Form 8-K.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 2, 2004, of Teradyne, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: April 2, 2004	By:	/s/ GEORGE W. CHAMILLARD
Name: George W. Chamillard Title: Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 2, 2004, of Teradyne, Inc.

4